SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                         ______________

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of report (Date of earliest event reported):  July 23, 2001

                           SWANK, INC
     (Exact Name of Registrant as Specified in its Charter)


Delaware                  1-5354                     04-1886990
(State or Other    (Commission File Number)     (I.R.S. Employer
 Jurisdiction                                Identification No.)
 of Incorporation)

6 Hazel Street
Attleboro, Massachusetts                                  02703
(Address of Principal Executive Offices)             (Zip Code)


(Registrant's telephone number, including area code):(508)222-3400



                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Item 2.   Acquisition or Disposition of Assets.


     On July 23, 2001, Swank, Inc. (the "Company") disposed of certain of its women's costume jewelry division's assets pursuant to an Agreement dated July 10, 2001 (the "Agreement") between the Company and K&M Associates, L.P. ("K&M"), a subsidiary of American Biltrite, Inc. ("American Biltrite"). Pursuant to the Agreement, the Company sold to K&M certain inventory, accounts receivable and miscellaneous other assets relating to the Company's Anne Klein, Anne Klein II and Guess? women's costume jewelry businesses and specified women's costume jewelry private label programs. The purchase price paid by K&M to the Company at the closing of the transactions contemplated by the Agreement was $4,561,896.43. K&M also assumed the Company's interest in its respective license agreements with Anne Klein, a division of Kasper A.S.L., Ltd., and Guess? Licensing Inc. and certain specified liabilities. The cash portion of the purchase price, which was calculated in accordance with certain formulas determined as a result of arm's length negotiation between the Company and K&M and which are set forth in the Agreement, is subject to adjustment under certain circumstances. A copy of the Agreement, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as
Exhibit 2.1. The foregoing description is qualified in its entirety to the terms of the Agreement.

     On July 24, 2001, the Company and American Biltrite issued a joint press release (the "Press Release") relating to the closing of the transactions contemplated under the Agreement. A copy of the Press Release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1. The foregoing description of the Press Release is qualified in its entirety to the text of the Press Release.


Item 7.   Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial statements.

       The following unaudited pro forma consolidated condensed statements of operations for the years ended December 31, 1998, 1999, and 2000 and for the three month periods ended March 31, 2000 and March 31, 2001 are based on the historical consolidated statements of income of the Company after giving effect to the transaction described in Item 2 of this Form 8-K as if it had occurred on January 1 of each period.

       The unaudited pro forma consolidated condensed balance sheet at March 31, 2001 is based on the historical consolidated balance sheet of the Company after giving effect to the transaction as if it had been consummated on March 31, 2001.

       The unaudited pro forma consolidated financial statements below are provided for information purposes only and are based certain assumptions that the Company believes are reasonable under the circumstances. The pro forma financial information is not necessarily indicative of the results of operations that actually would have occurred if the disposition had been consummated on the dates indicated nor does it purport to indicate the future financial position or results of operations of the Company.

       The unaudited pro forma financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto previously filed in the Company's Form 10-K for the years ended December 31, 1998, 1999, and 2000 and in the Company's
     Form 10-Q for the quarter ended March 31, 2001.


SWANK, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Dollars in thousands)
(Unaudited)

                                                       March 31, 2001
                                              Historical  Adjustments Pro Forma
          ASSETS
Current:
  Cash and cash equivalents                         $304                   $304
  Accounts receivable, net                        14,769     $(2,767)    12,002
  Inventories, net                                30,035      (8,074)    21,961
  Deferred income taxes                            1,450                  1,450
  Income taxes recoverable                         1,983                  1,983
  Prepaid and other current                        1,168                  1,168
  Net assets of discontinued operations                -       10,805    10,805

          Total current assets                    49,709         (36)    49,673

Property, plant and equipment, net                 3,810                  3,810
Other assets                                       6,630                  6,630

  Total assets                                   $60,149        $(36)   $60,113

          LIABILITIES
Current:
  Notes payable to banks                         $22,767                $22,767
  Current portion of long-term debt                  110                    110
  Accounts payable                                 4,334                  4,334
  Accrued employee compensation                    2,629         (36)     2,593
  Other current liabilities                        3,791                  3,791

          Total current liabilities               33,631         (36)    33,595

Long-term obligations                              8,787                  8,787

          STOCKHOLDERS' EQUITY
Common stock                                         563                    563
Capital in excess of par value                     1,440                  1,440
Retained earnings                                 15,915                 15,915
Accumulated other comprehensive income                54                     54
                                                  17,972                 17,972
Treasury stock, at cost                            (236)                  (236)
Deferred employee benefits                           (5)                    (5)
          Total stockholders' equity              17,731                 17,731

Total liabilities and  stockholders' equity      $60,149        $(36)   $60,113

SWANK, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(Dollars in thousands except per share data)
(Unaudited)

                                             Historical  Adjustments  Pro Forma
Net sales                                       $140,876   $(39,228)   $101,648

Cost of goods sold                                94,339    (25,086)     69,253

Gross profit                                      46,537    (14,142)     32,395

Selling and administrative expenses               51,411    (14,976)     36,435

Restructuring expenses                             2,041       (545)      1,496

(Loss) from continuing operations                (6,915)       1,379    (5,536)

Interest expense, net                              2,384       (515)      1,869

Income (loss) from continuing operations         (9,299)       2,026    (7,273)
before income taxes and minority interest

Provision for income taxes                         3,201         689      3,890

Minority interest in loss of consolidated            505       (325)        180
subsidiary

(Loss) from continuing operations, net of       (11,995)           -   (10,983)
income taxes

(Loss) from discontinued operations, net of            -     (1,012)          -
income taxes

Net (loss)                                     $(11,995)    $(1,012)  $(10,983)

Basic (loss) per share:

   Continuing Operations                         $(2.17)          $-   $ (2.00)

   Discontinued Operations                             -       (.18)          -

   Net (loss)                                    $(2.17)      $(.18)   $ (1.99)

Diluted (loss) per share:

   Continuing Operations                         $(2.17)          $-   $ (1.99)

   Discontinued Operations                             -       (.18)          -

   Net (loss)                                    $(2.17)      $(.18)   $ (1.99)



SWANK, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
(Dollars in thousands except per share data)
(Unaudited)


                                           Historical  Adjustments  Pro Forma
Net sales                                     $154,817    $(50,069)   $104,748

Cost of goods sold                             100,419     (30,975)     69,444

Gross profit                                    54,398     (19,094)     35,304

Selling and administrative expenses             49,545     (15,199)     34,346

Restructuring expenses                               -            -          -

(Loss) from continuing operations                4,853      (3,895)        958

Interest expense, net                            1,790        (485)      1,305

Income  (loss) from continuing  operations       3,063      (3,410)      (347)
before income taxes and minority interest

Provision (benefit) for income taxes               961        1,340      (379)

Minority interest in loss of consolidated          285        (285)          -
subsidiary

Income (loss) from continuing operations,        2,387            -         32
net of income taxes

Income from discontinued operations, net             -        2,355          -
of income taxes

Net income (loss)                               $2,387       $2,355        $32

Basic income (loss) per share:

   Continuing Operations                          $.43           $-      $ .01

   Discontinued Operations                           -                       -

   Net income (loss)                              $.43         $.42      $ .01

Diluted income per share:

   Continuing Operations                          $.43           $-       $.01

   Discontinued Operations                           -          .42        .01

   Net income (loss)                              $.43         $.42      $ .01




SWANK, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(Dollars in thousands except per share data)
(Unaudited)

                                           Historical  Adjustments  Pro Forma
Net sales                                     $144,709   $(49,972)     $94,737

Cost of goods sold                              87,130    (24,981)      62,149

Gross profit                                    57,579    (24,991)      32,588

Selling and administrative expenses             49,810    (16,857)      32,953

Restructuring expenses                               -           -           -

Income (loss) from continuing operations         7,769     (8,134)       (365)

Interest expense, net                            1,672       (497)       1,175

Income (loss) from continuing operations         6,097     (7,637)     (1,540)
before income taxes and minority interest

Provision (benefit) for income taxes             2,435       3,014       (579)

Minority interest in loss of consolidated            -           -           -
subsidiary

Income (loss) from continuing operations,        3,662           -       (961)
net of income taxes

Income from discontinued operations, net             -       4,623           -
of income taxes

Net income (loss)                               $3,662      $4,623      $(961)

Basic income (loss) per share:

   Continuing Operations                          $.66          $-     $ (.17)

   Discontinued Operations                           -         .83           -

   Net income (loss)                              $.66        $.83     $ (.17)

Diluted income (loss) per share:

   Continuing Operations                          $.66          $-     $ (.17)

   Discontinued Operations                           -         .83           -

   Net income (loss)                              $.66        $.83     $ (.17)





SWANK, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2001
(Dollars in thousands except per share data)
(Unaudited)

                                          Historical  Adjustments  Pro Forma
Net sales                                     $27,297    $(7,316)    $19,981

Cost of goods sold                             19,187     (5,279)     13,908

Gross profit                                    8,110     (2,037)      6,073

Selling and administrative expenses            10,624     (3,209)      7,415

Restructuring expenses                            765       (299)        466

(Loss) from continuing operations             (3,279)       1,471    (1,808)

Interest expense, net                             483        (97)        386

(Loss) from continuing operations before      (3,762)       1,568    (2,194)
income taxes and minority interest

Provision (benefit) for income taxes                -                      -

Minority interest in loss of consolidated           -           -          -
subsidiary

(Loss) from continuing operations, net of     (3,762)           -    (2,194)
income taxes

(Loss) from discontinued operations, net            -     (1,568)          -
of income taxes

Net (loss)                                   $(3,762)    $(1,568)   $(2,194)

Basic (loss) per share:

   Continuing Operations                       $(.68)          $-    $ (.40)

   Discontinued Operations                          -       (.28)          -

   Net (loss)                                  $(.68)      $(.28)    $ (.40)

Diluted (loss) per share:

   Continuing Operations                       $(.68)          $-    $ (.40)

   Discontinued Operations                          -       (.28)          -

   Net (loss)                                  $(.68)      $(.28)    $ (.40)




SWANK, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2000
(Dollars in thousands except per share data)
(Unaudited)


                                          Historical  Adjustments  Pro Forma
Net sales                                     $33,867   $(10,666)    $23,201

Cost of goods sold                             23,084     (6,345)     16,739

Gross profit                                   10,783     (4,321)      6,462

Selling and administrative expenses            11,693     (3,525)      8,168

Restructuring expenses                          1,400       (369)      1,031

(Loss) from continuing operations             (2,310)       (427)    (2,737)

Interest expense, net                             392        (76)        316

(Loss) from continuing operations before      (2,702)       (351)    (3,053)
income taxes and minority interest

Provision (benefit) for income taxes          (1,081)         138    (1,219)

Minority interest in loss of consolidated          22          52         30
subsidiary

(Loss) from continuing operations, net of     (1,599)                (1,864)
income taxes

Income from discontinued operations, net            -         265          -
of income taxes

Net income (loss)                            $(1,599)        $265   $(1,864)

Basic income (loss) per share:

   Continuing Operations                       $(.29)          $-    $ (.34)

   Discontinued Operations                          -         .05          -

   Net income (loss)                           $(.29)        $.05    $ (.34)

   Diluted income (loss) per share:

   Continuing Operations                       $(.29)          $-    $ (.34)

   Discontinued Operations                          -         .05          -

   Net income (loss)                           $(.29)        $.05    $ (.34)


     Notes to Consolidated Pro Forma Financial Statements

     1. Management of the Company has reclassified the women's division to discontinued operations. The Company, simultaneously with the consummation of the transaction with K&M, approved a plan to discontinue the remaining women's costume jewelry division to be approximately $6.0 million net of $0 tax benefit as of July 23, 2001. The loss has not been presented in the pro forma financial statements, as the purchase price in the K&M transaction is based upon levels and types of inventory and levels of account receivables. As a result, the purchase price in the K&M transaction would have been different had the transaction taken place at March 31, 2001.

     2. Revenues and expenses directly associated with the Company's Women's Jewelry division have been presented as discontinued operations.

     3. Certain shared fixed expenses including rents, depreciation, professional fees, utilities, and other occupancy costs which the Company historically has allocated to its operating divisions based on revenue or space utilization have not been allocated to discontinued operations unless the shared expenses will be reduced in the future as a result of the disposition.

     4. Corporate general and administrative costs historically allocated pro rata to the Company's Women's Jewelry division based on gross revenue have not been allocated to discontinued operations unless the shared expenses will be reduced in the future as a result of the disposition.

     5. Interest expense was eliminated under the assumption that the cash proceeds from the sale of certain of the women's costume jewelry division's assets were used to eliminate outstanding borrowings under the existing credit facility related to the women's costume jewelry division assets sold.


     6. Assets and liabilities, primarily accounts receivable, inventories, and certain payroll-related expense accruals directly associated with the Company's Women's Jewelry division have been presented as Net Assets of Discontinued Operations.

(c)  Exhibits.

      Exhibit No.    Description
      2.1            Agreement dated as of July 10, 2001 between
                     the Company and K&M Associates L.P.

      99.1           Press Release of the Company dated July 24,
                     2001.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 7, 2001     SWANK, INC.


                         By:  /s/ Jerold R. Kassner
                           Jerold R. Kassner, Sr. Vice President


                          EXHIBIT INDEX



     Exhibit No.    Description

     2.1            Agreement dated as of July 10, 2001
                    between the Company and K&M Associates L.P,

     99.1           Press Release of the Company dated
                    July 24, 2001.